Exhibit 99.2

UNION PACIFIC CORPORATION ANNOUNCES

PRICING TERMS OF EXCHANGE OFFERS

FOR IMMEDIATE RELEASE

Omaha, Neb. – March 22, 2021  – Union Pacific Corporation (NYSE:UNP; and “Union Pacific” or the “Corporation”) today announced the pricing terms of its private offers to exchange (1) certain of its outstanding notes and debentures referenced in the first table below for a combination of new notes due 2036 (the “New 2036 Notes”) and cash (the “2036 Offers”), and (2) certain of its outstanding notes referenced in the second table below for a combination of new notes due 2071 (the “New 2071 Notes” and, together with the New 2036 Notes, the “New Notes”) and cash (the “2071 Offers” and, together with the 2036 Offers, the “Exchange Offers”), established as of 11:00 a.m., New York City time, on March 22, 2021 (the “Price Determination Date”) in accordance with Union Pacific’s offering memorandum dated March 8, 2021 (the “Offering Memorandum”) and the related letter of transmittal. The outstanding notes and debentures to be exchanged pursuant to the Exchange Offers are collectively referred to as the “Existing Notes.”

The total exchange price to be received in each Exchange Offer (the “Total Exchange Price”) for each $1,000 principal amount of Existing Notes validly tendered, not validly withdrawn prior to 5:00 p.m., New York City time, on March 19, 2021 (the “Early Exchange Date”) and accepted for exchange is set forth in the tables below. The Total Exchange Price, which includes the early exchange premium of $50.00 in cash per $1,000 principal amount of Existing Notes validly tendered, not validly withdrawn prior to the Early Exchange Date and accepted for exchange, will be paid via the issuance of the principal amount of New Notes set forth in the tables below, with the remaining amount paid in cash. The Total Exchange Price has been determined using the yields for the Exchange Offers in accordance with the procedures set forth in the Offering Memorandum. Holders of Existing Notes who validly tender Existing Notes after the Early Exchange Date that are accepted for exchange will receive the Total Exchange Price less the early exchange premium of $50.00 in cash per $1,000 principal amount of Existing Notes validly tendered, not validly withdrawn and accepted for exchange. The annual interest rate on the 2036 Notes will be 2.891%, which has been determined as the bid-side yield of the designated reference security as of the Price Determination Date, which was 1.691%, plus the applicable spread. The annual interest rate on the 2071 Notes will be 3.799%, which has been determined as the bid-side yield of the designated reference security as of the Price Determination Date, which was 2.399%, plus the applicable spread.

The table below shows the Total Exchange Price per $1,000 principal amount of each series of Existing Notes accepted in the 2036 Offers.

		Aggregate Principal			Total Exchange Price
CUSIP Number	Title of Series	Amount Outstanding	Reference UST Yield	Fixed Spread (basis points)	New Notes	Cash Payment
907818EY0	3.950% Notes due 2028	$1,500,000,000	1.691%	20	$1,000.00	$137.60
907818FB9	3.700% Notes due 2029	$1,000,000,000	1.691%	30	$1,000.00	$120.76
907818CU0	6.250% Debentures due 2034	$160,068,000	1.691%	105	$1,000.00	$383.25
907818CS5	5.375% Debentures due 2033	$149,687,000	1.691%	95	$1,000.00	$282.60
907818BY3	7.125% Debentures due 2028	$175,560,000	1.691%	50	$1,000.00	$310.92
907818CF3	6.625% Debentures due 2029	$398,276,000	1.691%	60	$1,000.00	$308.62

The table below shows the Total Exchange Price per $1,000 principal amount of each series of Existing Notes accepted in the 2071 Offers.

		Aggregate Principal			Total Exchange Price
CUSIP Number	Title of Series	Amount Outstanding	Reference UST Yield	Fixed Spread (basis points)	New Notes	Cash Payment
907818EX2	4.800% Notes due 2058	$76,570,000	2.399%	115	$1,000.00	$256.31
907818DT2 907818DS4	4.821% Notes due 2044	$189,119,000	2.399%	105	$1,000.00	$212.31
907818EG9	4.375% Notes due 2065	$600,000,000	2.399%	125	$1,000.00	$158.55
907818DL9	4.300% Notes due 2042	$222,179,000	2.399%	90	$1,000.00	$149.21
907818EW4	4.500% Notes due 2048	$453,374,000	2.399%	95	$1,000.00	$203.14
907818DP0	4.250% Notes due 2043	$212,708,000	2.399%	90	$1,000.00	$145.73
907818DZ8	4.150% Notes due 2045	$350,000,000	2.399%	90	$1,000.00	$137.47
907818FC7	4.300% Notes due 2049	$688,037,000	2.399%	95	$1,000.00	$169.65
907818EV6	4.375% Notes due 2038	$328,249,000	2.399%	70	$1,000.00	$167.07
907818EF1	4.050% Notes due 2045	$499,715,000	2.399%	98	$1,000.00	$110.02
907818EJ3	4.050% Notes due 2046	$600,000,000	2.399%	100	$1,000.00	$107.35
907818EN4	4.000% Notes due 2047	$500,000,000	2.399%	100	$1,000.00	$102.01

The Exchange Offers will expire at 11:59 p.m., New York City time, on April 2, 2021, unless extended or earlier terminated by Union Pacific (the “Expiration Date”). In addition to the consideration described above, all eligible holders of Existing Notes validly tendered, not validly withdrawn and accepted for exchange prior to the Expiration Date will also receive accrued and unpaid interest on those Existing Notes from the last interest payment date to, but not including, the settlement date of the applicable Exchange Offer, which is expected to be April 6, 2021, the second business day after the Expiration Date.

The Exchange Offers are being conducted upon the terms and subject to the conditions set forth in the Offering Memorandum and the related letter of transmittal. The Exchange Offers are only made, and copies of the offering documents will only be made available, to a holder of the Existing Notes who has certified its status as (1) a “qualified institutional buyer” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or (2) a person who is not a “U.S. person” as defined under Regulation S under the Securities Act.

The New Notes have not been registered under the Securities Act or any state securities laws. Therefore, the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

This press release is not an offer to sell or a solicitation of an offer to buy any security. The Exchange Offers are being made solely by the Offering Memorandum and the related letter of transmittal and only to such persons and in such jurisdictions as is permitted under applicable law.

Documents relating to the Exchange Offers will only be distributed to holders of Existing Notes that complete and return a letter of eligibility confirming that they are eligible investors for the Exchange Offers. Holders of Existing Notes that desire to review the eligibility letter may visit the website for this purpose at http://www.dfking.com/unp or contact D.F. King & Co., Inc., the information agent for the Exchange Offers, at (212) 269-5550 or (800) 676-7437 (toll free) or by email at unp@dfking.com.

ABOUT UNION PACIFIC

Union Pacific (NYSE: UNP) delivers the goods families and businesses use every day with safe, reliable and efficient service. Operating in 23 western states, the company connects its customers and communities to the global economy. Trains are the most environmentally responsible way to move freight, helping Union Pacific protect future generations. More information about Union Pacific is available at www.up.com.

Investor contact is Corrie Shumaker, (402) 544-4939 or cshumaker@up.com.

Media contact is Kristen South, (402) 544-3435 or kmsouth@up.com.

FORWARD LOOKING STATEMENTS

This press release and related materials (including information in oral statements or other written statements made or to be made by us), contain statements about the Corporation’s future that are not statements of historical fact, including specifically the statements regarding the Corporation’s expectations with respect to economic conditions and demand levels, its ability to improve network performance, its results of operations, and potential impacts of the COVID-19 pandemic. These statements are, or will be, forward‑looking statements as defined by the Securities Act of 1933 and the Securities Exchange Act of 1934. Forward‑looking statements also generally include, without limitation, information or statements regarding: projections, predictions, expectations, estimates or forecasts as to the Corporation’s and its subsidiaries’ business, financial, and operational results, and future economic performance; and management’s beliefs, expectations, goals and objectives and other similar expressions concerning matters that are not historical facts.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times that, or by which, such performance or results will be achieved. Forward-looking information, including expectations regarding operational and financial improvements and the Corporation’s future performance or results are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Important factors, including risk factors, could affect the Corporation’s and its subsidiaries’ future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements. Information regarding risk factors and other cautionary information are available in the Corporation’s Annual Report on Form 10-K for 2020, which was filed with the Securities and Exchange Commission (“SEC”) on February 5, 2021. The Corporation updates information regarding risk factors if circumstances require such updates in its periodic reports on Form 10-Q and its subsequent Annual Reports on Form 10-K (or such other reports that may be filed with the SEC).

Forward‑looking statements speak only as of, and are based only upon information available on, the date the statements were made. The Corporation assumes no obligation to update forward‑looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward‑looking information. If the Corporation does update one or more forward‑looking statements, no inference should be drawn that the Corporation will make additional updates with respect thereto or with respect to other forward‑looking statements. References to our website are provided for convenience and, therefore, information on or available through the website is not, and should not be deemed to be, incorporated by reference herein.